Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Balance Sheets
Fixed maturity securities available for sale, amortized cost (in dollars)	$ 106,729	$ 110,557
Equity securities available for sale, cost (in dollars)	$ 6,144	$ 6,041
Common stock, par value (in dollars per share)	$ 20	$ 20
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000